Exhibit 99.1

News Release

Contact: Brad Cohen Public Relations Quantum Corp. (408) 944-4044 brad.cohen@quantum.com	For Release: Oct. 13, 2014 1:05 p.m. PDT

Monica Gould or Allise Furlani Investor Relations The Blueshirt Group (212) 871-3927 or (212) 331-8433 ir@quantum.com

QUANTUM ANTICIPATES SECOND QUARTER FISCAL 2015 REVENUE AT HIGH END OF
GUIDANCE

  Total Revenue of Approximately $135 Million, Up 3% Year-over-Year
  Scale-out Storage Revenue Growth of More than 50% Year-over-Year
  DXi Deduplication Revenue Growth of 11% Year-over-Year
  Full Second Quarter Earnings Results to Be Announced on October 29

SAN JOSE, Calif., Oct. 13, 2014 – Quantum Corp. (NYSE: QTM) today announced preliminary results for the second quarter of fiscal 2015, ended September 30, 2014. The company expects to report:

  Total revenue of approximately $135 million, at the top of Quantum’s July guidance range of $130 million to $135 million, and a three percent increase over the same period last year;

  Branded revenue of approximately $107 million, up six percent year-over-year driven by over 50 percent growth in scale-out storage revenue and 11 percent growth in revenue from DXi® deduplication sales; and

  Continued improvement in profitability as the result of revenue growth and greater operational efficiencies.

“These strong preliminary second quarter results demonstrate the success we’re seeing in the market and the increased leverage we’ve driven in our business over the last 18 months,” said Jon Gacek, president and CEO of Quantum. “During this time we’ve made several strategic improvements to our operating model while continuing to invest in products that not only generate higher levels of profit and cash flow but also deliver strong revenue growth.

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“We’re very pleased with the great progress we’ve made, particularly growing total revenue year-over-year for the first time in five quarters, with substantial growth in both scale-out storage and DXi deduplication. These results demonstrate the strength and breadth of our entire product portfolio in helping customers meet their complex workflow needs.”

Second Quarter Earnings Conference Call and Audio Webcast Details

Quantum will issue a news release on its second quarter financial results on Wednesday, Oct. 29, 2014, after the close of the market. The company will also hold a conference call and live audio webcast to discuss these results that same day at 2:00 p.m. PDT. Press and industry analysts are invited to attend in listen-only mode.

Dial-in Number: 719-457-2085 (U.S. and International); Access Code 5622078

Replay Numbers: 719-457-0820 (U.S. and International); Access Code 5622078

Replay Expiration: Monday, November 3, 2014, at 5:00 p.m. PST

Webcast Site: www.quantum.com/investors

About Quantum

Quantum is a leading expert in scale-out storage, archive and data protection, providing solutions for capturing, sharing and preserving digital assets over the entire data lifecycle. From small businesses to major enterprises, more than 100,000 customers have trusted Quantum to address their most demanding data workflow challenges. With Quantum, customers can Be Certain™ they have the end-to-end storage foundation to maximize the value of their data by making it accessible whenever and wherever needed, retaining it indefinitely and reducing total cost and complexity. See how at www.quantum.com/customerstories.

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Quantum, the Quantum logo, Be Certain and DXi are either registered trademarks or trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995: This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, without limitation, our statements regarding expected revenue and profitability performance, and the factors driving expected revenue and profitability performance, are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements in this press release are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statement. More detailed information about these risk factors, and additional risk factors are set forth in Quantum’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors” in Quantum’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 6, 2014 and in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2014. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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Use of Non-GAAP Financial Measures

Quantum believes that the non-GAAP financial measures disclosed above provide useful and supplemental information to investors regarding its quarterly financial performance. Quantum management and Board of Directors use these non-GAAP financial measures internally to understand, manage and evaluate the company’s business results and make operating decisions. For instance, Quantum management often makes decisions regarding staffing, future management priorities and how the company will direct future operating expenses on the basis of non-GAAP financial measures. In addition, compensation of our employees is based in part on the performance of our business based on non-GAAP operating income.

The non-GAAP financial measures used in this press release exclude the impact of net Symform expenses, acquisition expenses, amortization of intangible assets, share-based compensation expense, restructuring charges, proxy contest and related costs and Crossroads patent litigation costs for the following reasons:

Symform Expenses, Net
Quantum acquired a cloud storage services platform from Symform, Inc. (“Symform”) in July 2014. Symform revenue comprises revenue generated from the Symform cloud storage services platform. Symform expenses consist of costs related to running, maintaining and further developing the Symform cloud storage services platform as well as the costs of integrating Symform into Quantum’s business. Net Symform expenses represent Symform expenses less Symform revenue, and non-GAAP gross margin excludes both Symform revenue and cost of revenue. Management believes that it is appropriate to exclude these amounts in order to provide investors with a view of Quantum’s results consistent with how management views and is running the business.

Acquisition Expenses
The acquisition expenses were those expenses incurred to acquire Symform, Inc. and are not part of Quantum’s future core operations.

Amortization of Intangible Assets
This includes acquired intangibles such as purchased technology and customer relationships in connection with prior acquisitions. These expenses are not factored into management’s evaluation of potential acquisitions or Quantum’s performance after completion of the acquisitions because they are not related to Quantum’s core operating performance. In addition, the frequency and amount of such charges can vary significantly based on the size and timing of acquisitions and the maturities of the businesses being acquired. Excluding acquisition-related charges from non-GAAP measures provides investors with a basis to compare Quantum against the performance of other companies without the variability caused by purchase accounting.

Share-Based Compensation Expense
Share-based compensation expense relates primarily to equity awards such as stock options and restricted stock units. Share-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond Quantum’s control. Management believes that non-GAAP measures adjusted for share-based compensation provide investors with a basis to measure Quantum’s core performance against the performance of other companies without the variability created by share-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used.

Restructuring Charges
Restructuring charges primarily relate to expenses associated with changes to Quantum’s operating structure. Restructuring charges are excluded from non-GAAP financial measures because they are not considered core operating activities. Although Quantum has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. Management believes that it is appropriate to exclude restructuring charges from Quantum’s non-GAAP financial measures, as it enhances the ability of investors to compare Quantum’s period-over-period operating results from continuing operations.

Proxy Contest and Related Costs
Proxy contest and related costs are expenses incurred to respond to activities and inquiries of Starboard Value LP, including their proxy solicitation. The Company has not incurred significant expenses in connection with such matters in historical periods and these costs are not considered core operating activities. Management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Crossroads Patent Litigation Costs
Crossroads patent litigation costs are expenses incurred to defend ourselves and perform other activities related to a patent infringement lawsuit filed by Crossroads Systems, Inc. These costs are excluded from non-GAAP financial measures because they are not considered core operating activities, and management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material impact on the company’s reported financial results and, therefore, should not be relied upon as the sole financial measures to evaluate the company. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

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